                                                                   Exhibit 24

                                POWER OF ATTORNEY

         Each person executing this Power of Attorney hereby appoints Eugene W.
Landy and Anna T. Chew, or either of them, as his or her attorney-in-fact to execute and to file such amendments to this Form S-3 Registration Statement as such attorneys-in-fact, or either of them, may deem appropriate, or withdraw from the registration process this Registration Statement.

         This Power of Attorney has been signed by the following persons in the capacities indicated on this 21st day of May, 2003.

/s/ EUGENE W. LANDY                                   /s/ MATTHEW I. HIRSCH
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Eugene W. Landy                                      Matthew I. Hirsch
Chairman of the Board,                               Director
President and Director
Principal Executive Officer)

/s/ CYNTHIA J. MORGENSTERN                          /s/ CHARLES P. KAEMPFFER
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Cynthia J. Morgenstern                              Charles P. Kaempffer
Executive Vice President and Director               Director

/s/ ERNEST V. BENCIVENGA                            /s/ SAMUEL A. LANDY
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Ernest V. Bencivenga                                Samuel A. Landy
Treasurer and Director                              Director

/s/ ANNA T. CHEW                                    /s/ JOHN R. SAMPSON
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Anna T. Chew                                        John R. Sampson
Controller and Director                             Director
(Principal Financial and Accounting Officer)

/s/ DANIEL D. CRONHEIM                              /s/ PETER J. WEIDHORN
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Daniel D. Cronheim                                  Peter J. Weidhorn
Director                                            Director